UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2025

Rocky Mountain Chocolate Factory, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36865	47-1535633
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Turner Drive
Durango, Colorado 81303
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (970) 259-0554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RMCF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On October 13, 2025, Rocky Mountain Chocolate Factory, Inc. (the “Company”) issued a press release (the “Release”) reporting its results of operations for the three and six months ended August 31, 2025 (the “Period”). A copy of the Release is attached hereto as Exhibit 99.1. In conjunction with the Release, the Company held a conference call (the “Earnings Call”) discussing the Company’s financial results for the Period. A transcript of the Earnings Call is attached hereto as Exhibit 99.2.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any other filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language included in such filing, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1*	Press release of Rocky Mountain Chocolate Factory, Inc., dated October 13, 2025
99.2*	Transcript of conference call of Rocky Mountain Chocolate Factory, Inc., dated October 14, 2025
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

*Furnished herewith
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Date: October 14, 2025	By:	/s/ Jeffrey R. Geygan
	Name:	Jeffrey R. Geygan
	Title:	Interim Chief Executive Officer